As Filed with the Securities and Exchange Commission on January 5, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2005

MONSANTO COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	001-16167 (Commission File Number)	43-1878297 (IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri 63167
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

☐ Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

ITEM 2.02. Results of Operations and Financial Condition.

     On January 5, 2005, Monsanto Company issued a press release announcing its first quarter 2005 financial and operating results for the period ended November 30, 2004. This press release, as well as the first quarter fiscal year 2005 unaudited supplemental data, are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated herein by reference.

     The press release furnished herewith uses the non-GAAP financial measure of earnings per share (“EPS”) on an ongoing basis. Our ongoing EPS financial measure may exclude the impact of restructuring charges, charges associated with the settlement of litigation, gains and losses on the sale of assets, and certain other items. The specific items that are excluded from, and result in, our ongoing EPS financial measure are clearly identified as such in the press release. We believe that our ongoing EPS financial measure presented with these adjustments best reflects our ongoing performance and business operations during the periods presented and is more useful to investors for comparative purposes. In addition, management uses the ongoing EPS financial measure as a guide in its budgeting and long-range planning processes, and as a guide in determining incentive compensation.

     The presentation of EPS on an ongoing basis is intended to supplement investors’ understanding of our operating performance. This non-GAAP financial measure may not be comparable to similar measures used by other companies. Furthermore, this non-GAAP financial measure is not intended to replace net income (loss), cash flows, financial position, or comprehensive income (loss), as determined in accordance with accounting principles generally accepted in the United States.

     We are furnishing the information contained in this report, including the Exhibits, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibits.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit 99.1 Press Release, dated Jan. 5, 2005, issued by Monsanto Company

Exhibit 99.2 First Quarter Fiscal Year 2005 Supplemental Data – Unaudited

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2005

MONSANTO COMPANY
By:	/s/ Jennifer L. Woods
	Name:	Jennifer L. Woods
	Title:	Assistant Secretary

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated Jan. 5, 2005, issued by Monsanto Company

99.2	First Quarter Fiscal Year 2005 Supplemental Data – Unaudited